UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Pursuant to Section 13 Or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 29, 2007
Zimmer Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
345 East Main Street
Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (574) 267-6131
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On January 29, 2007, Zimmer Holdings, Inc. (the “Registrant”) reported its results of operations for the quarter and year ended December 31, 2006. The Registrant’s earnings release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.
     As previously announced, the Registrant acquired Centerpulse AG on October 2, 2003 and Implex Corp. on April 23, 2004. The earnings release attached as Exhibit 99.1 includes the operating performance measures of adjusted net earnings, adjusted diluted EPS and projected adjusted diluted EPS which exclude acquisition, integration and other expenses and inventory step-up. It also includes other non-GAAP financial measures including adjusted net margin, adjusted operating margin and adjusted gross margin.
     In addition, the Registrant’s financial results include share-based payment from the adoption of Statement of Financial Accounting Standard (“SFAS”) No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123(R)”). The Registrant has disclosed certain of the adjusted non-GAAP financial measures referred to above excluding the effect of share-based payment under SFAS 123(R) to allow for a better comparison of results in the current period to those in prior periods that did not include SFAS 123(R) share-based payment. The Registrant has historically reported these adjusted non-GAAP financial measures and believes that presenting the adjusted non-GAAP financial measures for the three and twelve month periods ended December 31, 2006 excluding the effect of share-based payment enhances the comparability of results against prior periods.
     The Registrant also reported sales performance using the non-GAAP financial measure of constant currency sales. Constant currency results are calculated by translating actual current and prior-year sales at the same predetermined exchange rates. The translated results are then used to determine year-over-year percentage increases or decreases that exclude the effect of changes in foreign currency exchange rates. Constant currency sales as defined and presented by the Registrant may not be comparable to similar measures reported by other companies.
     Management believes that the presentation of these non-GAAP financial measures allows investors to more easily compare the Registrant’s performance on a period to period basis. It also aids investors in understanding the operating results of the Registrant absent the specific acquisition-related items detailed above and provides further comparative information due to the effect of adopting SFAS 123(R). However, these measures should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.
     All of the non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measure in the press release.
     The Registrant is furnishing the information contained in this report, including the Exhibits, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibits.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

99.1	Press Release, dated January 29, 2007, issued by the Registrant.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2007

ZIMMER HOLDINGS, INC.

By:	/s/ Chad F. Phipps

Chad F. Phipps
Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 29, 2007, issued by the Registrant